UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2004

    The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1- 6686	13- 1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 26, 2004, at a regularly scheduled meeting, the Board of Directors of The Interpublic Group of Companies, Inc. ("Interpublic") elected David M. Thomas as a non-management director. Mr. Thomas was also appointed as a member of the Audit Committee and the Corporate Governance Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: November 1, 2004	By:	/s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary